UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 20, 2026

Fidus Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois		60201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
847-859-3940
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Exchange Offer Closing
As previously disclosed, on May 29, 2026, Fidus Investment Corporation (the “Company”) issued $120.0 in aggregate principal amount of its 6.625% Notes due 2029 (the “Restricted Notes”) in a transaction not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”). The Restricted Notes were originally issued pursuant to a Note Purchase Agreement, dated May 29, 2026, by and between the Company and the initial purchasers of the Restricted Notes (the “Private Offering”).
In connection with the Private Offering, the Company entered into a registration rights agreement with the initial purchasers of the Restricted Notes (the “Registration Rights Agreement”), pursuant to which the Company agreed to offer to exchange the Restricted Notes for a like principal amount of its 6.625% Notes due 2029 registered under the Securities Act (the “Exchange Notes”) in order to satisfy its obligations under the Registration Rights Agreement (the “Exchange Offer”). The Exchange Notes were registered under the Securities Act pursuant to the Company’s registration statement on Form N-14 (File No. 333-297156) previously filed with the Securities and Exchange Commission (the “SEC”) and were issued under the Indenture (as defined below) and a final prospectus dated September 16, 2026. The Exchange Offer closed on October 20, 2026. Following such closing, holders of the initial Restricted Notes now hold the same aggregate principal amount of Exchange Notes.
Seventh Supplemental Indenture
In connection with the Exchange Offer, on October 20, 2026, the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Base Indenture, dated February 2, 2018, by and between the Company and the Trustee (the “Base Indenture” and together with the Seventh Supplemental Indenture, the “Indenture”).
Under the Indenture, the terms of the Exchange Notes are substantially identical to those of the Restricted Notes. The Exchange Notes mature on June 1, 2029, unless previously redeemed or repurchased in accordance with their terms. The Exchange Notes bear interest at a rate of 6.625% per year payable semi-annually in arrears on June 1 and December 1 of each year, beginning December 1, 2026. The Exchange Notes are the Company’s direct unsecured obligations and rank pari passu
with the Company’s existing and future unsecured, unsubordinated indebtedness, including the Company’s 6.750% notes due 2030; senior to any series of preferred stock that the Company may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Exchange Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, the Company’s secured borrowings; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including, without limitation, borrowings under the Company’s special purpose vehicle credit facility with ING Capital LLC and the indebtedness of the small business investment company subsidiaries of the Company.
Prior to March 1, 2029 (three months prior to the maturity date of the Exchange Notes) (the “Par Call Date”), the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal the excess, if any, of the discounted value of the remaining scheduled payments with respect to the called principal of the Exchange Notes over the amount of such called principal, provided
that the make-whole amount may in no event be less than zero. On or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal accrued and unpaid interest thereon to, but excluding, the redemption date.
In addition, if a Change of Control Repurchase Event (as defined in the Seventh Supplemental Indenture) occurs prior to maturity of the Exchange Notes, unless the Company has exercised its right to redeem the Exchange Notes in full, the Company will offer to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
The Indenture contains certain affirmative and negative covenants, including covenants requiring the Company to comply with the asset coverage ratio required by the Investment Company Act of 1940, as amended (the “1940 Act”). These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The foregoing descriptions of the Seventh Supplemental Indenture and the Exchange Notes do not purport to be complete and are qu alifie
d in their entirety by reference to the full text of the Seventh Supplemental Indenture and the form of global note representing the Exchange Notes, respectively, each incorporated by reference as exhibits hereto and incorporated by reference herein.
This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form
8-K
is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Form of Indenture by and between Fidus Investment Corporation and U.S. Bank National Association (incorporated by reference to Exhibit (d)(5) to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on April 29, 2016).

4.2	Seventh Supplemental Indenture, dated as of October 20, 2026, by and between Fidus Investment Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

4.3	Form of Global Note with respect to the 6.625% Notes due 2029 (included in Exhibit 4.2 herein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2026	Fidus Investment Corporation
	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer and Secretary